Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

9. INCOME TAXES

The Company is subject to taxation in the United States and California. The Company does not have any income tax provision for the years ended December 31, 2012 and 2011 due to current and historical losses.

The provision for income taxes using the statutory federal income tax rate of 34% as compared to the Company’s effective tax rate is summarized as follows:

	December 31,
	2012	2011

Federal tax benefit at statutory rate	$(3,878,000)	$(1,697,000)
State tax benefit, net	(501,000)	(291,000)
Loss on extinguishment of debt	958,000	-
Other differences	-	-
Change in valuation allowance	3,421,000	1,988,000

Provision for income taxes	$-	$-

At December 31, 2012 and 2011, the Company had a net deferred tax asset of approximately $6,487,000 and $3,066,000, respectively. Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize these assets, a full valuation allowance has been established to offset the net deferred tax asset. Additionally, the future utilization of the Company’s net operating loss to offset future taxable income may be subject to an annual limitation, pursuant to Internal Revenue Code Section 382, as a result of ownership changes that may have occurred previously or that could occur in the future. The Company has not performed a Section 382 analysis to determine the limitation of the net operating loss and research and development credit carry forwards.

Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2012	2011

Deferred tax assets:
Federal and state net operating loss carryforwards	$3,279,000	$1,821,000
Stock-based compensation	857,000	857,000
California franchise tax	(242,000)	(94,000)
Differences in tax basis	2,430,000	466,000
Accrued expenses and other	163,000	16,000

Total deferred tax assets	6,487,000	3,066,000

Less valuation allowance	(6,487,000)	(3,066,000)

Net deferred income tax asset	$-	$-

Realization of the deferred tax assets is dependent upon the generation of future taxable income, the amount and timing of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by approximately $3,421,000 and $1,988,000 in 2012 and 2011, respectively.

As of December 31, 2012, the company has net operating loss carry forwards to offset future federal taxable income of approximately $7,500,000 and state taxable income of approximately $8,200,000 which begin to expire in 2029 through 2032.